UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2019

ONASSIS MINING GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-150613	26-3030202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 Broadway Suite 3010 New York, NY	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (516) 620-6794

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

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Item 5.01 – Changes in Control of Registrant

On April 17, 2019, Eliron Yaron purchased 2,000 shares of the Company’s Series O preferred stock which constitutes a majority of the voting control of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 17, 2019, Joseph Arcaro resigned as the Company’s President and Chairman.

Also, on April 17, 2019, Eliron Yaron was appointed as the Company’s President and Chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONASSIS MINING GROUP, INC. (Registrant)
Date: December 5, 2019	By: /s/ Elitron Eliron Yaron President

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